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                                                                     EXHIBIT 4.3

     SERIES B PREFERRED                              SERIES B PREFERRED
           NUMBER           [LOGO APPEARS HERE]           SHARES
   ---------------------                            ---------------------
           SFPB-

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
          SECURITY FIRST TECHNOLOGIES CORPORATION             SEE REVERSE SIDE
                                                              FOR CERTAIN
                                                              LEGENDS

    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
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This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF SERIES B REDEEMABLE CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, OF

Security First Technologies Corporation (the "Corporation"), a Delaware corporation with its principal executive office located in Atlanta, Georgia. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his or her duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:

                    SECURITY FIRST TECHNOLOGIES CORPORATION

                              [SEAL APPEARS HERE]

                                              By:
------------------------------                   ------------------------------
SECRETARY                                                  PRESIDENT

COUNTERSIGNED AND REGISTERED:

                                    TRANSFER AGENT
                                    AND REGISTRAR

                                    AUTHORIZED SIGNATURE
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                    SECURITY FIRST TECHNOLOGIES CORPORATION

     The shares represented by this certificate are issued subject to all the provisions of the certificate of incorporation and bylaws of Security First Technologies Corporation (the "Corporation") as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation at its principal executive office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
            TEN COM  - as tenants in common                        UNIF GIFT MIN ACT-  ---------Custodian ---------
            TEN ENT  - as tenants by the entireties                                    (Cust)               (Minor)
             JT TEN  - as joint tenants with right                                     under Uniform Gifts to Minors
                       of survivorship and not as                                        Act ------------------
                       tenants in common                                                          (State)
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    Additional abbreviations may also be used though not in the above list.

For value received, -------------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE ------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
------------------------------------ shares represented by the within certificate, and do hereby irrevocably constitute and appoint
------------------------------------ Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated
------------------------------------

                             ---------------------------------------------------

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
                                   NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                            PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                            WHATEVER.
                  SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                            GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                            ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                            APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                            S.E.C. RULE 17Ad-15.
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